Summary Prospectus August 1, 2012 American Century Investments® Equity Index Fund
Investor Class: ACIVX Institutional Class: ACQIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated August 1, 2012 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2012. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional
Management Fee	0.49%	0.29%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.49%	0.29%
Fee Waiver1	0.14%	0.14%
Total Annual Fund Operating Expenses After Fee Waiver	0.35%	0.15%

1
Effective August 1, 2012, the advisor waived 0.14 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$36	$143	$261	$603
Institutional Class	$15	$79	$149	$355

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers buy and sell stocks and other securities in order to build an investment portfolio that seeks to match, as closely as possible, the investment characteristics and results of the S&P 500® Composite Price Index (S&P 500 Index). To build this portfolio, the portfolio managers must invest at least 80% of the fund’s assets in the equity securities contained in the S&P 500 Index in accordance with their weightings in the index.

The fund’s ability to match the performance of the S&P 500 Index may be affected by many factors. The portfolio managers will use cash flows from purchase and redemption activity to maintain, to the extent feasible, the similarity of the fund’s portfolio to the investment characteristics of the S&P 500 Index.

Principal Risks

•
Nondiversification – The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. Though the fund intends to be diversified to the same extent as the S&P 500 Index, because of the composition of the S&P 500 Index, it is possible that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.

•
Concentration – Because of the composition of the S&P 500 Index, it is possible that the fund may be concentrated in the same industry or economic sector. As a result, the fund may be subject to greater risks and market fluctuations than funds investing in a broader range of industries.

•	Passive Management – The fund does not attempt to select securities individually based on their fundamental characteristics. The fund is managed by seeking to replicate the S&P 500 Index.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter
(2Q 2009): 15.67%

Lowest Performance Quarter
(4Q 2008): -22.09%

As of June 30, 2012, the most recent calendar quarter end,
the fund’s Investor Class year-to-date return was 9.33%.

Average Annual Total Returns
For the calendar year ended December 31, 2011	1 year	5 years	10 years
Investor Class Return Before Taxes	1.76%	-0.67%	2.47%
Return After Taxes on Distributions	0.49%	-1.13%	2.09%
Return After Taxes on Distributions and Sale of Fund Shares	1.70%	-0.68%	2.02%
Institutional Class Return Before Taxes	1.97%	-0.47%	2.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Subadvisor

Northern Trust Investments, Inc.

Portfolio Managers

Chad M. Rakvin, Senior Vice President has managed the fund since 2007.

Brent D. Reeder, Senior Vice President has managed the fund since 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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